Exhibit 99.15

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  FEBRUARY 1998

                   Home Equity Loan Pass-Through Certificates

                                 Series 1997-HE2

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     (1)  Aggregate Monthly Payments Due:                      $    2,171,527.45

     (2)  Aggregate  Monthly  Payments  received and Monthly  Advances made this
          Month:

          (a) Principal                                        $      333,348.30
          (b) Interest                                         $    1,838,399.25
          (c) Total                                            $    2,171,747.55

     (3) Aggregate Principal Prepayments in part received on Self- Amortizing Mortgage Loans and applied in the applicable Prepayment Period:

          (a) Principal                                        $       46,677.41
          (c) Total                                            $       46,677.41

     (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:

          (a) Principal                                        $    2,570,001.16
          (b) Interest                                         $       33,548.80
          (c) Total                                            $    2,603,549.96

     (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

          (a) Principal                                        $            0.00
          (b) Interest                                         $            0.00
          (c) Total                                            $            0.00

     (6)  Aggregate Liquidation Proceeds for prior month:

          (a) Principal                                        $            0.00
          (b) Interest                                         $            0.00
          (c) Total                                            $            0.00

     (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:

          (a) Principal                                        $            0.00
          (b) Interest                                         $            0.00
          (c) Total                                            $            0.00

     (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal                                        $            0.00
          (b) Interest                                         $            0.00
          (c) Total                                            $            0.00

     (9)  Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02:

          (a) Principal                                        $            0.00
          (b) Interest                                         $            0.00
          (c) Total                                            $            0.00

     (10) Pool Principal Balance:                              $  228,719,803.01

     (11) Available Funds:                                     $    4,711,897.06

     (12) Realized Losses for prior month:                     $            0.00

     (13) Aggregate Realized Losses:                           $            0.00
          (a) Deficient Valuations                             $            0.00
          (b) Special Hazard Losses                            $            0.00
          (c) Fraud Losses                                     $            0.00
          (d) Excess Bankruptcy Losses                         $            0.00
          (e) Excess Special Hazard Losses                     $            0.00
          (f) Excess Fraud Losses                              $            0.00

     (14) Compensating Interest Payment:                       $        1,624.49

     (15) Net Simple Interest Shortfall:                       $            0.00

     (16) Net Simple Interest Excess:                          $            0.00

     (17) Simple Interest Shortfall Payment:                   $            0.00

     (18) Unpaid Net Simple Interest Shortfall:

Class A1         36157RAA3              $        0.00
Class A2         36157RAB1              $        0.00
Class A3         36157RAC9              $        0.00
Class A4         36157RAD7              $        0.00
Class A5         36157RAE5              $        0.00
Class A6         36157RAF2              $        0.00
Class A7         36157RAG0              $        0.00
Class S          36197HE2S              $        0.00
Class M          36157RAH8              $        0.00
Class B1         36157RAJ4              $        0.00
Class B2         36157RAK1              $        0.00
Class B3         36157RAL9              $        0.00
Class B4         36157RAM7              $        0.00
Class B5         36157RAN5              $        0.00

     (19) Class Certificate Interest Rate:

Class M          36157RAH8              7.410%
Class B1         36157RAJ4              7.585%
Class B2         36157RAK1              7.925%
Class B3         36157RAL9              9.244%
Class B4         36157RAM7              9.244%
Class B5         36157RAN5              9.244%
Class S          36197HE2S              2.17%

     (20) Accrued Certificate Interest and Pay-out Rate:

Class A1         36157RAA3              $     287,961.98       6.740%
Class A2         36157RAB1              $     236,637.08       6.745%
Class A3         36157RAC9              $     125,259.17       6.895%
Class A4         36157RAD7              $     178,770.00       7.080%
Class A5         36157RAE5              $      82,028.75       7.185%
Class A6         36157RAF2              $     169,316.94       7.485%
Class A7         36157RAG0              $     133,072.80       7.120%
Class S          36197HE2S              $     414,546.29       2.17%
Class M          36157RAH8              $      37,378.00       7.410%
Class B1         36157RAJ4              $      38,260.75       7.585%
Class B2         36157RAK1              $      11,995.36       7.925%
Class B3         36157RAL9              $      18,652.83       9.244%
Class B4         36157RAM7              $      13,991.53       9.244%
Class B5         36157RAN5              $      13,998.71       9.244%
                              Total     $   1,761,870.19

     (21) Principal distributable:

Class A1         36157RAA3              $   2,920,910.45
Class A2         36157RAB1              $           0.00
Class A3         36157RAC9              $           0.00
Class A4         36157RAD7              $           0.00
Class A5         36157RAE5              $           0.00
Class A6         36157RAF2              $           0.00
Class A7         36157RAG0              $           0.00
Class M          36157RAH8              $       8,822.13
Class B1         36157RAJ4              $       8,822.13
Class B2         36157RAK1              $       2,647.22
Class B3         36157RAL9              $       3,529.14
Class B4         36157RAM7              $       2,647.22
Class B5         36157RAN5              $       2,648.58
Class R1         36157RAP0              $           0.00
Class R2         36157RAQ8              $           0.00
                              Total     $   2,950,026.87

     (22) Additional  distributions  to the  Class R1  Certificate  pursuant  to
          Section 2.05 (d) :                                     $         0.00

     (23) Additional  distributions  to the  Class R2  Certificate  pursuant  to
          Section 4.01 (b) :                                     $         0.00

B.   Other Amounts:

     (1)  Senior Percentage for such Distribution Date:              91.265467%

     (2)  Senior Prepayment Percentage for such Distribution Date:      100.00%

     (3)  Junior Percentage for such Distribution Date:               8.734533%

     (4)  Junior Prepayment Percentage for such Distribution
          Date:                                                           0.00%

     (5)  Subordinate Certfificate Writedown Amount for such
          Distribution Date:                                     $        0.00

     (6)  Prepayment Distribution Triggers satisfied:
                                    Yes         No
                                    ---         --
          Class B1                   X
          Class B2                   X
          Class B3                   X
          Class B4                   X
          Class B5                   X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                        GE CAPITAL MORTGAGE SERVICES, INC.


                                        By:     /s/ Karen Pickett
                                        ------------------------------------
                                        Name:   Karen Pickett
                                        Title:  Vice President,
                                                Investor Operations